                                                                    Exhibit 99.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                  --------------------------------------------

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Anthony J. Miceli,  Chief Financial  Officer of United Capital
Corp., a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2003 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                     By: /s/ Anthony J. Miceli
                                     -------------------------------------------
                                     Anthony J. Miceli
                                     Chief Financial Officer
                                     May 12, 2003